UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2018

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Peabody Energy Corporation (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) on May 10, 2018.

The voting results for each matter voted on at the 2018 Annual Meeting are as set forth below:

1.	Elect nine directors for a one-year term:

Director	For	Against	Abstentions	Broker Non-Votes
Bob Malone	93,329,154	5,531,490	1,269,647	3,462,721
Nicholas J. Chirekos	94,996,924	3,863,530	1,269,837	3,462,721
Stephen E. Gorman	94,275,623	4,584,831	1,269,837	3,462,721
Glenn L. Kellow	94,593,639	4,266,978	1,269,674	3,462,721
Joe W. Laymon	93,092,868	5,767,636	1,269,787	3,462,721
Teresa S. Madden	94,954,232	3,905,993	1,270,066	3,462,721
Kenneth W. Moore	94,997,701	3,862,753	1,269,837	3,462,721
Michael W. Sutherlin	93,771,089	5,098,365	1,269,837	3,462,721
Shaun A. Usmar	94,995,867	3,864,756	1,269,668	3,462,721

2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
57,967,497	30,784,279	11,378,515	3,462,721

3.	Approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
95,295,142	1,662	2,775,937	2,057,550	3,462,721

4.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018:

For	Against	Abstentions
102,066,413	156,310	1,370,289

Pursuant to the foregoing: (1) each of the nine directors was elected to serve for a one-year term, (2) the compensation of the Company’s named executive officers was approved on an advisory basis, (3) the Company’s Board of Directors determined that the Company will hold a non-binding shareholder advisory vote to approve the compensation of the Company’s named executive officers as disclosed in its annual meeting proxy statement (say-on-pay vote) every year until it next holds a non-binding shareholder advisory vote on the frequency with which the Company should hold future say-on-pay votes, and (4) the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

May 11, 2018	By:	/s/ A. Verona Dorch
	Name:	A. Verona Dorch
	Title:	Chief Legal Officer